UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 1, 2024

Arcosa, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware		1-38494	82-5339416
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)

500 N. Akard Street, Suite 400
Dallas,	Texas		75201
(Address of principal executive offices)			(Zip Code)

Registrant's telephone number, including area code: (972) 942-6500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	ACA	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE
Arcosa, Inc., a Delaware corporation (“Arcosa”), is filing this Current Report on Form 8-K/A (this “Amendment No. 1”) in order to file the historical financial statements and pro forma financial information required by Items 9.01 (a) and (b) of Form 8-K, as well as the independent auditor consent, which were omitted as permitted in paragraphs (a)(4) and (b)(2) of such Item from its Current Report on Form 8-K, filed with the U.S. Securities and Exchange Commission on October 1, 2024 (the “Original Form 8-K”) in connection with the consummation of the transactions contemplated by that certain Membership Interest and Asset Purchase Agreement, dated August 1, 2024, by and among Arcosa, the Target (as defined below), and the other parties thereto, pursuant to which Arcosa acquired all of the issued and outstanding membership interests and certain identified assets, as applicable, of Stavola Holding Corporation, a New Jersey corporation, Stavola Holdings Pennsylvania LLC, a Delaware limited liability company, Stavola Trucking Company, Inc., a New Jersey corporation, Stavola Management Company, Inc., a New Jersey corporation, and Stavola Realty Company, a New Jersey general partnership (together, the “Target,” and such transaction, the “Transaction”). The financial statements and information filed with this Amendment No. 1 consist of the historical financial statements of the Target specified in Rule 3-05(b) of Regulation S-X and the pro forma financial information required in connection with the Transaction pursuant to Article 11 of Regulation S-X. The pro forma financial information included in this Amendment No. 1 has been presented for informational purposes only, as required by Form 8-K; it does not purport to represent the actual results of operations that Arcosa would have achieved had it completed the Transaction prior to the periods presented in the pro forma financial information and it is not intended to project the future results of operations that Arcosa may achieve after the Transaction.
Capitalized terms used in this Amendment No. 1 without definition have the respective meanings given to them in the Original Form 8-K. No other amendments are being made to the Original Form 8-K by this Amendment No. 1. This Amendment No. 1 should be read in connection with the Original Form 8-K, which provides a more complete description of the Transaction.
Item 9.01 Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired
The (i) audited consolidated financial statements of the Target and accompanying notes related thereto as of and for the year ended September 30, 2023 are filed herewith as Exhibit 99.1 and (ii) unaudited consolidated financial statements of the Target for the nine months ended June 30, 2024 are filed herewith as Exhibit 99.2.
(b) Pro Forma Financial Information
The unaudited pro forma condensed combined financial information of Arcosa and accompanying notes related thereto as of and for the period ended June 30, 2024 and the fiscal year ended December 31, 2023 are filed herewith as Exhibit 99.3.
(d) Exhibits

Exhibit No.	Description
23.1	Consent of CBIZ CPAs, P.C., independent registered public accounting firm.
99.1	The audited consolidated financial statements of the Target and accompanying notes related thereto as of and for the year ended September 30, 2023.
99.2	The unaudited consolidated financial statements of the Target and accompanying notes related thereto as of and for the nine months ended June 30, 2024.
99.3
The unaudited pro forma condensed combined financial information of Arcosa, Inc. and accompanying notes related thereto as of and for the six months ended June 30, 2024 and the fiscal year ended December 31, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arcosa, Inc.
(Registrant)

December 16, 2024	By:	/s/ Gail M. Peck
Name: Gail M. Peck
Title: Chief Financial Officer